EXHIBIT 99.1
65 West Watkins Mill Road
Gaithersburg, MD 20878
tel:  240-632-0740
fax:  240-632-0735
www.genvec.com

FOR IMMEDIATE RELEASE

Contact:
GenVec, Inc.
Douglas J. Swirsky
(240) 632-5510
dswirsky@genvec.com

GENVEC UPDATES STRATEGIC REVIEW PROCESS AND
ANNOUNCES 3RD QUARTER CONFERENCE CALL

GAITHERSBURG, MD – November 1, 2010 – GenVec, Inc. (Nasdaq: GNVC) announced today that it has concluded its review of internal and external strategic alternatives initiated by its board of directors on June 15, 2010 without receiving proposals to acquire the Company.

The board of directors has endorsed an independent operating plan for the Company, focused on the development and commercialization of GenVec’s product opportunities through existing and new collaborations.  GenVec will continue to consider value enhancing strategic opportunities in the ordinary course of business.  GenVec management will discuss this strategy at its upcoming 3rd quarter conference call scheduled for November 9, 2010 at 10 a.m. EST.

Key components of GenVec’s strategy moving forward include:

•	Working with Novartis to facilitate the development of first-in-class products for the treatment of hearing and balance disorders.

•	Entering into new collaborations to support the development of our pipeline of products in oncology, vaccines, and animal health.

•	Supporting our funded contracts and collaborations for the development of new vaccines.

•	Exploring new applications of our technology to address the treatment and prevention of major unmet medical needs.

•	Minimizing the Company’s burn rate and avoiding the need for additional equity financing.

“I look forward to sharing with you our strategic vision for GenVec on the upcoming earnings call,” stated Dr. Paul Fischer, GenVec’s President and CEO. “We believe that our core technology and product pipeline will result in future value creation for our shareholders.”

GenVec will release financial results for the third quarter ended September 30, 2010 on Monday, November 8, 2010 after market close. GenVec will hold a conference call at 10:00 a.m. EST on Tuesday, November 9, 2010 to discuss the Company’s strategy and third quarter results.

To listen to the live conference call, please dial 877-558-0567 (U.S. or Canada) or 706-643-4980 (international) and use the following Conference ID: 17066969. An audio replay of the conference call will be available starting at 1:00 p.m. EST on November 9, 2010 through November 16, 2010. To listen to the audio replay, dial 800-642-1687 or 706-645-9291 and use Conference Replay ID: 17066969.

A live webcast of the conference call will be available on the Company’s website and will be archived for 30 days. To access the webcast or the replay, go to www.genvec.com, click on “Investor Relations,” and click on “Webcasts and Data.”

About GenVec

GenVec, Inc. is a biopharmaceutical company developing novel therapeutic drugs and vaccines. GenVec uses proprietary drug discovery and development technologies to support a portfolio of product programs to address the prevention and treatment of a number of major diseases.  In collaboration with Novartis, GenVec is developing novel treatments for hearing loss and balance disorders. GenVec also develops and is evaluating the potential of TNFerade for the treatment of certain cancers and is developing vaccines for infectious diseases including influenza, HIV, malaria, foot-and-mouth disease, respiratory syncytial virus (RSV), and HSV-2. Additional information about GenVec is available at www.genvec.com and in the Company’s various filings with the Securities and Exchange Commission.

Statements herein relating to future financial or business performance, conditions or strategies and other financial and business matters, including expectations regarding future milestone payments, royalties, the development of products and the success of the collaboration with Novartis, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act.  GenVec cautions that these forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time.  Factors that may cause actual results to differ materially from the results discussed in the forward-looking statements or historical experience include risks and uncertainties, including the failure by GenVec to secure and maintain relationships with collaborators; risks relating to the early stage of GenVec’s product candidates under development; uncertainties relating to clinical trials; risks relating to the commercialization, if any, of GenVec’s proposed product candidates; dependence on the efforts of third parties; dependence on intellectual property; and risks that we may lack the financial resources and access to capital to fund our operations.  Further information on the factors and risks that could affect GenVec’s business, financial conditions and results of operations, are contained in GenVec’s filings with the U.S. Securities and Exchange Commission (SEC), which are available at www.sec.gov.  These forward-looking statements speak only as of the date of this press release, and GenVec assumes no duty to update forward-looking statements.

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